Seasonality	6 Months Ended
Jun. 30, 2021
Text block [abstract]
Seasonality
Note 4: Seasonality
The Company’s revenues and operating profit on a consolidated basis do not tend to be significantly impacted by seasonality as it records a large portion of its revenues ratably over the contract term and its costs are generally incurred evenly throughout the year. However, the Company’s revenues from quarter to consecutive quarter can be impacted by the release of certain tax products, which tend to be concentrated in the fourth quarter and, to a lesser extent, in the first quarter of the year. The seasonality of the Company’s operating profit may be further impacted in 2021 by the timing of significant Change Program costs it expects to incur. The seasonality of the Company’s revenues and operating expenses was impacted by
COVID-19
in 2020.